EXHIBIT 99.1


[SYNOVICS LOGO]

Synovics Pharmaceuticals, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.synovics.com

        SYNOVICS PHARMACEUTICALS, INC. ANNOUNCES ACQUISITION OF ITS FIRST
            APPLICATION FOR APPROVAL OF A GENERIC DRUG WITH THE FDA

PHOENIX, AZ, May 17, 2006 - Synovics Pharmaceuticals, Inc., (SYVC.OB) a specialty pharmaceutical company with proprietary drug formulation and delivery technologies utilized in the development of a pipeline of difficult to formulate, oral controlled-release generic and branded drugs, announced today that its generic drug development and marketing subsidiary, Synovics Laboratories, Inc., has obtained ownership of an Abbreviated New Drug Application (ANDA) filed with the FDA for an Extended Release (XR) 500mg dosage of Metformin as part of an ANDA transfer and licensing agreement with Nostrum Pharmaceuticals, Inc.

Ronald H. Lane, Ph.D., Synovics' Chairman and Chief Executive Officer stated, "This timely acquisition allows the Company to push an ANDA to the front of our ANDA pipeline with the prospect of it being our first generic drug to be approved by the FDA for sale. Its significance is not only that it could be first Synovics' first approved drug, but it also offers the potential for product commercialization prior to previously targeted dates. Current US sales for the various formulations of this drug are greater than $500 million and we believe we will be able to bring some competitive advantages to this market resulting from manufacturing efficiencies inherent with the licensed technology. Because Metformin generic XR formulations are presently sold in the US, the Company does not expect legal challenges to the product's launch following the receipt of its requested approval.

Nirmal Mulye, Ph.D. Synovics Chief Scientific Officer noted further, "Metformin is an important drug product for the US market with its growing problem of diabetes. The 500 mg dosage employs our technology, which is patented, and the Company intends to use this and other proprietary technology to develop additional formulations and file further ANDAs for this important medical treatment. We believe that this ANDA should lead to Synovics' first drug approval. The product is intended to be manufactured at Kirk Pharmaceuticals in Ft. Lauderdale, FL, our previously announced intended acquisition."

ABOUT SYNOVICS:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Synovics is undertaking the initiation of US development and commercializing its pipeline of difficult to formulate generic and branded drugs. Synovics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. The Company earlier this year announced the

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initiation  of its first two generic drug  candidates,  SNG1001a  and  SNG1002a, candidates for which it hopes to file an ANDA with the FDA towards the end of this year. The Company believes it has numerous "first to file" or only to file opportunities on it's ANDAs which could be awarded periods of marketing exclusivity. Additionally, the Company intends to develop its portfolio of oral controlled-release branded drugs and file a series of 505(b)(2) New Drug Applications with the FDA. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS," "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY", OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING OUR PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; OUR ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS WE EXPECT; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR OUR PRODUCTS; OUR POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF OUR FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES WE EXPECT; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT WE PURCHASE; THE REGULATORY ENVIRONMENT; OUR EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; OUR TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS WE MAY ACQUIRE AND IMPLEMENTING OUR NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.